UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Financial Institutions, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Copies to:

Craig S. Wittlin, Esq. Harter Secrest & Emery LLP 1600 Bausch & Lomb Place Rochester, NY 14604-2711 (585) 231-1260	Keith E. Gottfried, Esq. Morgan, Lewis & Bockius LLP 1111 Pennsylvania Avenue, N.W. Washington, DC 20004-2541 (202) 739-5947

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
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	(4)	Proposed maximum aggregate value of transaction:
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☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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	(2)	Form, Schedule or Registration Statement No.:
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	(4)	Date Filed:

Financial Institutions, Inc., a New York corporation (“FISI” or the “Company”), is filing materials contained in this Schedule 14A with the U.S. Securities and Exchange Commission (“SEC”) in connection with the solicitation of proxies from its shareholders in connection with its 2016 Annual Meeting of Shareholders to be held on Friday, June 3, 2016, at 10:00 a.m., local time, at FISI’s corporate headquarters in Warsaw, New York and at any and all adjournments or postponements thereof (the “2016 Annual Meeting”). On April 19, 2016, FISI filed with the SEC its definitive proxy statement and accompanying definitive BLUE proxy card in connection with its solicitation of proxies from its shareholders to be used at the 2016 Annual Meeting.

Investor Presentation First Used on May 16, 2016

Attached hereto is an investor presentation that FISI is first using on May 16, 2016 in presentations to shareholders and proxy advisory firms. This investor presentation is being filed herewith because it may be deemed to be solicitation material in connection with FISI’s solicitation of proxies from its shareholders to be used at the 2016 Annual Meeting. As previously announced, Clover Partners, L.P. and affiliates thereof, including MHC Mutual Conversion Fund, L.P. and Johnny Guerry, have publicly disclosed that they intend to pursue a proxy contest in an attempt to elect their two proposed director nominees, including Mr. Guerry, to the FISI Board of Directors at the 2016 Annual Meeting.

Important Additional Information And Where To Find It

Financial Institutions, Inc. (“FISI”) its directors and certain of its executive officers are deemed to be participants in the solicitation of proxies from FISI’s shareholders in connection with the matters to be considered at FISI’s 2016 Annual Meeting of Shareholders. On April 19, 2016, FISI filed a definitive proxy statement and accompanying definitive BLUE proxy card with the Securities and Exchange Commission (“SEC”) in connection with the solicitation of proxies from FISI’s shareholders in connection with the matters to be considered at FISI’s 2016 Annual Meeting of Shareholders. Information regarding the names of FISI’s directors and executive officers and their respective interests in FISI by security holdings or otherwise can be found in such definitive proxy statement, including the schedules and appendices thereto. INVESTORS AND SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ ANY SUCH PROXY STATEMENT AND THE ACCOMPANYING BLUE PROXY CARD AND OTHER DOCUMENTS FILED BY FINANCIAL INSTITUTIONS WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders may obtain the definitive proxy statement, any amendments or supplements to the proxy statement, the accompanying BLUE proxy card, and other documents filed by FISI with the SEC for no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at the Investor Relations section of FISI’s corporate website at www.fiiwarsaw.com, by writing to FISI’s Corporate Secretary at Financial Institutions, Inc., 220 Liberty Street, Warsaw, New York 14569, or by calling FISI’s Corporate Secretary at (585) 786-1100.

NASDAQ: FISI Investor Presentation May 2016

Safe Harbor for Forward-Looking Statements

This presentation may contain forward-looking statements as defined by Section 21E of the Securities Exchange Act of 1934, as amended, and is subject to the safe harbors created by such laws. These forward-looking statements can generally be identified as such by the context of the statements, including words such as “believe,” “expect,” “anticipate,” “plan,”
“may,” “would,” “intend,” “estimate,” “guidance” and other similar expressions, whether in the negative or affirmative. Similarly, statements that describe the objectives, plans or goals of Financial Institutions, Inc. (“FISI”) are forward-looking. Such forward-looking statements include, but are not limited to, statements regarding the anticipated proxy contest by Clover
Partners, L.P. and the other participants in its solicitation, FISI’s ability to continue to execute on and implement its strategic growth plan, FISI’s opportunities for continued growth,
FISI’s
initiatives
to
improve
its
financial
and
operational
performance
and
increase
its
growth
and
profitability,
FISI’s
future
stock
price
and
dividend
growth,
FISI’s
future
returns
to
shareholders, FISI’s ability to continue to strengthen its balance sheet and grow its core business, FISI’s ability to continue to strengthen its regulatory compliance procedures, FISI’s ability to continue to profitably grow its commercial lending business, FISI’s ability to enhance its competitive position through diversified income streams, FISI’s ability to leverage its client base to offer its clients additional fee-based products, FISI’s future returns from its existing fee-based platforms and the effect of those platforms on overall shareholder value,
FISI’s
ability
to
continue
to
maintain
expense
discipline,
FISI’s
plans
to
continue
to
return
cash
to
its
shareholders
through
cash
dividends
and
future
increases
that
may
be
made
thereto,
FISI’s
actions
taken
or
contemplated
to
enhance
its
long-term
prospects
and
create
and
return
value
for
its
shareholders,
FISI’s
future
operational
and
financial
performance,
FISI’s
future
growth
and
profitability,
the
effect
that
the
election
of
FISI’s
nominees
to
the
FISI
Board
will
have
on
FISI’s
execution
of
its
long-term
plan
and
long-term
shareholder
value,
and
the
future effect of FISI’s strategic growth plan on FISI’s growth, profitability and total shareholder returns. Such forward-looking statements are not guarantees of future operational or financial performance and are based on current expectations, estimates, forecasts and projections and management’s current beliefs and assumptions, all of which involve a number of significant risks and uncertainties, any one or more of which could cause actual results to differ materially from those described in FISI’s forward-looking statements. There are a number of important risks and uncertainties that could cause FISI’s actual events or results to differ materially from those indicated or implied by such forward-looking statements, including, but not limited to: FISI’s ability to implement its strategic plan, FISI’s ability to redeploy investment assets into loan assets, whether FISI experiences greater credit losses than expected, whether FISI experiences breaches of its, or third party, information systems, the attitudes and preferences of FISI’s customers, FISI’s ability to successfully integrate and profitably operate SDN and Courier Capital, the competitive environment, fluctuations in the fair value of securities in its investment portfolio, changes in the regulatory environment and FISI’s compliance
with
regulatory
requirements,
changes
in
interest
rates,
general
economic
and
credit
market
conditions
nationally
and
regionally,
and
the
actions
of
activist
investors,
including
the
amount
of
related
costs
incurred
by
FISI
and
the
disruption
caused
to
FISI’s
business
activities
by
these
actions.
Consequently,
all
forward-looking
statements
made
herein
are qualified by these cautionary statements and the cautionary language in FISI’s Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q and other documents filed with the
SEC. Except as required by law, FISI undertakes no obligation to revise these statements, whether to reflect new information or the occurrence of unanticipated events or otherwise, following the date of this presentation.

Table of Contents

I.
Overview of Financial Institutions, Inc. (Pg. 4)
II.
Our Strategic Plan is Generating Profitable Growth and Superior Shareholder
Returns (Pg. 10)
III.
Diversification of Revenue Sources Leads to Greater and More Balanced
Growth (Pg. 18)
IV.
Now is Not the Time to Sell (Pg. 25)
V.
Our Refreshed and Experienced Board is Committed to Strong Corporate
Governance (Pg. 30)
VI.
Clover’s Proxy Contest (Pg. 37)
Appendix (Pg. 43)

4 I. Overview of Financial Institutions, Inc.

Strong, growing bank headquartered in
Western New York
Change in management in 2013 –
since year
end 2012 assets grew 27%, net income up
30% and dividends increased 40%
Total shareholder return of +66% over last 3
years, significantly outperforming S&P 500
and U.S. bank indices
Excellent deposit franchise growing at an
average rate of 7% over last 3 years, with 51
banking offices, average cost of funds of
0.27% and significant opportunity for growth
from competitor mergers/dislocations
Assets:
$3.5bn
Loans:
$2.1bn
Deposits:
$3.0bn
Market Capitalization
(1)
:
$421mm
Overview of Financial Institutions, Inc.
Market Footprint
Market Footprint
Corporate Overview and Key Statistics
Corporate Overview and Key Statistics
Source:
SNL Financial.
Note:
Financial data as of 3/31/16.
(1)
Market data as of 3/31/16.

Upstate NY Bank Consolidation Creates Opportunity to Grow
Our Business; Deposits Up 31% with New Management
Deposit Market Share –
Counties of Operation (15)
Key Highlights
10,000 square-mile operating footprint (size of
Maryland)
Top 3 market share in 11 of the 15 counties of operation
4
largest bank in counties of operation
(1)
Source:
SNL Financial.
Note:
Deposit market share data as of 6/30/2015.
(1)
Pro forma for acquisition of FNFG and divestiture of 18 branches in the Buffalo area purchased by Northwest
Bancshares Inc.
Loan & Deposit Composition (1Q’16)
$2,115mm
$2,960mm
Key Opportunities
Deposit Market Share –
Rochester & Buffalo MSAs
Significant opportunity to gain deposit market share in
our key expansion markets
–
Combined Rochester and Buffalo MSAs represent deposit
market of ~$56bn
–
Current FISI market share of ~2%
–
Regional consolidation creates opportunities (i.e.
KeyCorp’s acquisition of First Niagara)
Wealth management and insurance cross-sell
opportunities exist across entire operating footprint
(1)
Rank
Institution
Active
Branches
2015
Deposits in
Market
($MM)
Market
Share (%)
1
M&T Bank Corp.
108
$24,587
40.2%
2
KeyCorp
130
13,888
22.7%
3
Citizens Financial Group Inc.
68
3,058
5.0%
4
Financial Institutions Inc.
51
2,673
4.4%
5
Bank of America Corp.
38
2,503
4.1%
6
Northwest Bancshares Inc.
30
2,180
3.6%
7
JPMorgan Chase & Co.
26
2,150
3.5%
8
Community Bank System Inc.
68
2,059
3.4%
9
Canandaigua National Corp.
24
1,822
3.0%
10
Tompkins Financial Corp.
20
1,166
1.9%
Rank
Institution
Active
Branches
2015
Deposits in
Market
($MM)
Market
Share (%)
1
M&T Bank Corp.
87
$24,285
43.1%
2
KeyCorp
132
14,194
25.2%
3
Citizens Financial Group Inc.
75
3,283
5.8%
4
Bank of America Corp.
42
2,776
4.9%
8
Financial Institutions Inc.
24
1,093
1.9%
Total Buffalo + Rochester MSAs
539
56,365
100.0%
Commercial
38.4%
Small
Business
4.5%
Consumer
Indirect
32.2%
Residential
Real Estate
24.1%
Other
Consumer
0.9%
Noninterest -
bearing
demand
20.9%
Int. bearing
demand
21.0%
Savings &
money
market
35.2%
Certificates
of deposit
22.9%
th

Source:
FactSet and public filings. Indexed price includes reinvested dividends.
(1)
3 year TSR based on December 31, 2015 end date.
The Board’s Strategic Steps Have Created Value for
Shareholders Since the Management Change in 2013
Dec. 16, 2015:
Clover Partners
files its 13D at FISI
Aug. 1, 2014:
FISI closes
on its acquisition of SDN
Apr. 5, 2016:
Clover
Partners discloses its
intent to nominate
for two board seats
Jan. 6, 2016:
FISI closes
on its acquisition of
Courier Capital
TSR before mgt change,
over 13 yrs: 66.4%
(4% annualized return)
Same TSR under new mgt,
but in just 3 yrs: 66.4%
(1)
(18%
annualized
return)
Mar. 1, 2013:
Marty
Birmingham
appointed as CEO
Aug. 28, 2012: Peter
Humphrey steps down
as CEO and Chairman
Jack Benjamin takes
over as interim CEO
1-Jul-10
13-Dec-11
27-May-13
7-Nov-14
22-Apr-16
60
80
100
120
140
160
180
200
220
Financial
Institutions,
Inc.

Total Shareholder Returns from December 31, 2005 to December 31, 2015
93.4%
8.7%
For the last two years in our public filings we have benchmarked our TSR to both the SNL Bank $1B-$5B Index
and SNL Small Cap US Bank and Thrift Index. In both 2014 and 2015, FISI significantly beat both indices
FISI total shareholder returns have exceeded the SNL Bank $1B-$5B Index by 85%
over the past ten years
We believe it is misleading for Clover Partners to focus solely on a holding period that penalizes FISI for recovering from the financial crisis more robustly than many of the SNL Bank $1B-$5B Index constituents
(1)
We have delivered 10x the returns of the index and have outperformed the index for two years running –
how would a so-called “expert in the banking sector” say we “significantly underperformed the index”?
(1)
FISI Recovered More Robustly From the Crisis Than Many Peers and
Continues to Outperform Under Its Current Strategy and Management
Clover’s
comparison date
Financial
Crisis
Source:
SNL Financial.
(1)
Clover Partners, L.P.’s SEC filings.
-100%
-75%
-50%
-25%
0%
25%
50%
75%
100%
12/30/05
12/30/06
12/30/07
12/30/08
12/30/09
12/30/10
12/30/11
12/30/12
12/30/13
12/30/14
12/30/15
FISI
SNL Bank $1 -
$5 bn

Our Current Strategy is Generating Greater Returns for
Shareholders in Three Distinct Markets
Annualized shareholder return
of 7% from IPO in 1999 through
2005
Primarily retail & small business
Trusted financial advisor led to
opportunities for multiple
services/fees
Strong brand built over last 200 years
Stable core deposit franchise to fund
growth
Privately owned until IPO in 1999
Annualized shareholder return
of 2% from 2006 through 2012
Contiguous expansion in smaller
cities
Growing market share
8 branch acquisitions (2012)
4 from HSBC and 4 from First
Niagara
Raised TARP capital of $37.5mm in
2008 and redeemed through retained
earnings and common stock offering
by 2011
Expanded indirect consumer lending
business
Annualized shareholder return
of 18% or total return +66% over
last three years
Strengthened management in 2012/2013
Delivered on a three year strategic plan
to grow the business and provide
outstanding service to customers in
competitive and disrupted markets who
were disenfranchised by larger banks
involved in mergers
A rolling three year strategic plan was
approved by the Board in 2015
prioritizing the following:
Continue expansion into larger cities
including Buffalo and Rochester
Continue to deliver commercial &
SBA loan growth
Leverage existing insurance (SDN)
and advisory/wealth management
platforms (Courier) to enhance fee-
based revenue diversification
9
Early 1800s –
2005
(Small towns in Western, NY)
2006 –
2012
(Small cities in Western, NY)
2013 –
Future
(Buffalo & Rochester)

10 II. Our Strategic Plan is Generating Profitable Growth and Superior Shareholder Returns

$23.4
$25.5
$29.4
$28.3
$30.5
2012
2013
2014
2015
1Q 2016
$2,040
$2,094
$2,206
$2,432
$2,625
$222
$226
$245
$299
$335
$2,262
$2,320
$2,451
$2,731
$2,960
2012
2013
2014
2015
1Q 2016
Transactional deposits
Time deposits > $100k
$672
$735
$743
$880
$908
$1,034
$1,099
$1,169
$1,204
$1,207
$1,706
$1,834
$1,912
$2,084
$2,115
2012
2013
2014
2015
1Q 2016
Commercial Loans
Consumer Loans
Our Strategic Plan is Generating Profitable Growth
11
Total Loans
Total Loans
Total Deposits
Total Deposits
($ in millions)
($ in millions)
Net Income
Net Income
Dividend Yield
Dividend Yield
Balancing volume and risk for a diversified portfolio while adhering to FISI’s prudent credit culture
Source:
SNL Financial.
(1)
Reflects 1Q’16 annualized.
(2)
Excludes time deposits greater than or equal to $100,000.
(2)
($ in millions)
(1)
($ in millions)
(1)
(1)
(1)
$7.8
$10.2
$10.7
$11.3
$13.0
$0.57
$0.74
$0.77
$0.80
$0.80
2012
2013
2014
2015
1Q 2016
Dividends Declared
Dividends per share

High Profitability Drives Balance Sheet Growth, Dividend
Increases and Diversification of Revenues

Note:
ISS and Proxy Peers detail available in Appendix.
(1)
This is a non-GAAP measure that we believe is useful in understanding our financial performance and condition.
Refer to the “Non-GAAP Reconciliation” in the Appendix for further information.
Return on Average Assets
Return on Average Assets
Return
on
Average
Tangible
Common
Equity
(1)
Return
on
Average
Tangible
Common
Equity
(1)
Our strategy over the past few years has resulted in a consistent return on assets in-line or better than peers and a superior return on tangible common equity, despite the difficult operating environment for the U.S.
banking industry (i.e. low yield environment, higher regulatory compliance costs)
Our strong returns on equity and tangible common equity have allowed us to increase our dividends and dividend payout ratio, while also funding balance sheet growth
0.91%
0.98%
0.87%
0.90%
0.90%
0.92%
0.93%
0.92%
0.92%
0.97%
0.96%
0.94%
2013
2014
2015
1Q'16
FISI
ISS Peers
Proxy Peers
13.0%
14.1%
13.2%
13.5%
11.4%
10.9%
10.6%
11.1%
11.7%
11.6%
11.7%
11.6%
2013
2014
2015
1Q'16
FISI
ISS Peers
Proxy Peers

Total Shareholder Returns Since January 1, 2013
Total Shareholder Returns Since January 1, 2013
Source:
SNL Financial.
Note:
Market data as of 12/31/2015.
(1)
Reflects peer group median respectively. Peers listed in detail in appendix.
Our Strategic Plan has Provided Superior Total
Returns Over 1, 3 and 5 Year Periods
.4%
.4%
.0%
01/01/13
07/02/13
12/31/13
07/02/14
12/31/14
07/01/15
12/31/15
0%
10%
20%
30%
40%
50%
60%
70%
80%
FISI
ISS
Peers
Proxy
Peers

FISI Trades at a Premium Valuation to Peers

Source:
SNL Financial.
Note:
Market data as of 12/31/2015.
Historical One-Year Price / Tangible Book Value Comparison
Historical One-Year Price / Tangible Book Value Comparison
Our strategic plan is resulting in sustained growth and in turn, positive recognition from investors
1.89x
1.66x
1.25x
1.50x
1.75x
2.00x
12/31/14
3/31/15
6/30/15
9/30/15
12/31/15
FISI
Proxy Peers

$475
$566
$590
2014
2015
1Q 2016
Executing on Strategic Plan –
Focus on Commercial
Banking is Working
15
Commercial Mortgage Loans
Commercial Mortgage Loans
Commercial & Industrial Loans
Commercial & Industrial Loans
Commentary
Commentary
Investment in additional lenders and improvement
of commercial delivery platform resulted in strong
year over year growth in all categories
Established specialized Small Business lending
team that increased small business loans by 31%
SBA fiscal year end 2015, #2 SBA lender in
Rochester and #3 in Buffalo; through first 3
months of 2016 SBA fiscal year, #1 in Rochester
and #3 in Buffalo
(2)
Robust pipeline to support sustained loan
production
Significant opportunities to capitalize on
disruption within the marketplace due to industry
consolidation
Momentum toward community banks as lender of
choice; capacity for full spectrum credit solutions,
agile to respond to changing customer needs (i.e.
improved cash management products)
Source:
Company filings and SNL Financial.
(1)
Reflects 1Q’16 data annualized.
(2)
SBA Rankings based on units.
($ in millions)
($ in millions)
$267
$314
$318
2014
2015
1Q 2016
(1)
(1)

156.5%
267.1%
314.8%
314.9%
75.3%
90.6%
88.6%
91.2%
83.1%
95.1%
96.8%
96.5%
2013
2014
2015
1Q'16
FISI
ISS Peers
Proxy Peers
0.58%
0.33%
0.25%
0.25%
1.16%
0.96%
0.83%
0.80%
1.02%
0.86%
0.71%
0.78%
2013
2014
2015
1Q'16
FISI
ISS Peers
Proxy Peers
Executing on Strategic Plan –
Superior Credit Quality
16
NPAs / Assets
NPAs / Assets
Reserves / NPAs
(1)
Reserves / NPAs
(1)
Management has created a disciplined credit culture in every lending category
Nonperforming loans and assets are well below peers
Loan
loss
reserves
as
a
ratio
of
nonperforming
assets
(1)
are
significantly
higher
than
peers,
demonstrating
FISI’s conservative underwriting culture and reserve coverage
Superior credit quality is reflective of our knowledge of our community banking market and customer base
Source:
SNL Financial.
Note:
ISS and Proxy Peers detail available in Appendix.
(1)
Includes loans that are 90+ days past due.

58.5%
58.6%
61.6%
62.9%
62.8%
62.5%
61.1%
61.4%
62.2%
61.7%
61.3%
60.8%
2013
2014
2015
1Q'16
FISI
ISS Peers
Proxy Peers
1.65%
1.65%
1.53%
1.56%
1.66%
1.62%
1.54%
1.52%
1.63%
1.65%
1.62%
1.55%
2013
2014
2015
1Q'16
FISI
ISS Peers
Proxy Peers
Executing
on
Strategic
Plan
–
Greater
Focus
on
Expense
Discipline
17
Source:
SNL Financial.
Note:
ISS and Proxy Peers detail available in Appendix.
(1)
Reflects efficiency ratio data as reported.
Our expense discipline has contributed to our above average profitability
While our acquisitions of an insurance brokerage (2014) and wealth manager (2016) caused a slight increase in our efficiency ratio, our net operating expense to average assets ratio has declined and remains in line or below our peers
We are investing in our future and remain focused on pursuing a course of action that will generate value for our shareholders
Net Operating Expense / Average Assets
Net Operating Expense / Average Assets
Efficiency Ratio
(1)
Efficiency Ratio
(1)

18 III. Diversification of Revenue Sources Leads to Greater and More Balanced Growth

Persistent Low Interest Rates in the Banking Industry Put
Banks Without Diversified Fee Income at a Disadvantage

Source:
SNL Financial.
Note:
ISS and Proxy Peers detail available in Appendix.
(1)
Reflects median net interest margin for regulated depositories with total assets between $1bn and $500bn.
Loans / Deposits
Loans / Deposits
Historical Banking Industry Net Interest Margin
(1)
Historical Banking Industry Net Interest Margin
(1)
Cyclical and potentially secular decline in interest rates has caused an industry-wide decrease in net interest margins
Fee-based business however provides more stable growth through higher margins, diversified revenue not directly tied to interest rates, and cross-selling opportunities
Our SDN and Courier acquisitions are expected to improve our top and bottom line earnings and to mitigate the negative effects of this difficult bank operating environment
The two platforms provide us access to a new customer base that is primarily in our targeted expansion markets of Rochester and Buffalo, offering opportunities to further increase revenues by cross-selling our banking products
Our low loan to deposit ratio allows us exploit these expansion opportunities given our ample capacity for loan growth
Metrics such as TBV may not be the most relevant yardsticks for these transactions –
e.g., we expect Courier to be an EPS
accretive transaction with an IRR of 15%
79.0%
78.0%
76.3%
71.4%
87.1%
91.7%
92.2% 91.2%
93.2%
87.9%
91.0%
92.5%
2013
2014
2015
1Q'16
FISI
ISS Peers
Proxy Peers
3.84%
3.74%
3.58%
3.55%
3.51%
3.64%
3.66%
3.56%
3.45%
3.45%
3.40%
3.38%
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
1Q'16

14.5x
15.0x
13.4x
12.0x
22.4%
30.9%
25.7%
21.0%
FISI
Top Quartile
Median
Bottom Quartile
P / 16 EPS
Fee ratio
Market Rewards Banks with Diversified Revenue
Streams with Higher Multiples
20
Source:
SNL Financial. Market data as of 5/12/16.
Note:
Proxy Peers detail available in Appendix.
(1)
Proxy Peers exclude EBTC due to lack of current market data available.
Noninterest Income / Revenue vs. P/E Multiples
Noninterest Income / Revenue vs. P/E Multiples
Noninterest Income / Revenue vs. P/TBV Multiples
Noninterest Income / Revenue vs. P/TBV Multiples
Proxy Peers
(1)
Proxy Peers
(1)
The charts below compare price/earnings and price/tangible book value multiples for peers based on their respective levels of noninterest income
Banks with the highest fee income ratios, as demonstrated by “Top Quartile” bars below, trade at ~25%
higher tangible book value and EPS multiples relative to “Bottom Quartile”
1.83x
1.72x
1.56x
1.42x
22.4%
30.9%
25.7%
21.0%
FISI
Top Quartile
Median
Bottom Quartile
P / TBV
Fee ratio

$25.4
$30.3
$33.2
$36.9
2014Y
2015Y
1Q'15
1Q'16
As a Result of Our Diversification We Are Increasing
Noninterest Income
21
FISI management has made noninterest income growth
a top priority, which led to the 2014 acquisition of the
SDN insurance platform and subsequent Courier
Capital acquisition in 2016
Ability to cross-sell has enhanced noninterest income
Increased insurance revenue reduced reliance on
deposit service fees
As noted in recent broker research
(2)
Northeast banks have historically been weak fee
generators when compared to other regions
General re-focus on stable noninterest income
initiatives has occurred among some of the highest-
performing banks and likely reflects:
Uncertain interest rate outlook
Generates offset to deposit service charge pressure
Reduces impact of volatile mortgage banking results
Noninterest Income
Noninterest Income
Noninterest Income Composition (1Q’16)
Noninterest Income Composition (1Q’16)
Commentary
Commentary
($ in millions)
Source:
FactSet.
Note:
ISS and Proxy Peers detail available in Appendix.
(1)
Reflects 1Q’15 and 1Q’16 annualized.
(2)
Per KBW research report: “Fee Focused” Banks Could Weather Interest Rate Uncertainty. Published on 6/15/15.
$9.2mm
(1)
(1)
Deposit
Service
18.7%
Card
Interchange
14.4%
Insurance
Revenue
18.1%
Investment
Services
13.5%
BOLI
14.8%
Other
20.5%

Strategic Priorities for Executing Our Plan Going Forward

Target of mid-to-high single digit or 7-9% loan growth
Grew loans for last 9 consecutive years; 2015 average growth 9% overall
Emphasis on commercial lending resulted in 17% growth in commercial & industrial loans and 19%
growth in commercial mortgage loans in 2015
Shift to increased C&I lending to build broader relationships
Increased net interest income to $95.3mm in 2015, driven by 9% increase in average interest-earning assets
Loan Growth
Deposit Growth
Profitability and
Shareholder Returns
Opportunity exists in attractive $56 billion deposit markets of Rochester and Buffalo
Emphasis on growing core deposits consistent with our loan growth target; 8 consecutive years of total deposit growth
11% growth in 2015 demonstrates value of community banking sales model
Differentiated positive customer experience
Plenty of excess deposits to fund continued loan growth
Targeting ROAA ratio north of 1.0%
Expected above average revenue growth and return on tangible equity should drive growth in tangible book value
Dividend
growth
to
drive
shareholder
returns
–
dividend
increased
7
times
in
4
years
Profitable organic growth

Maintain balance between volume and risk to support our credit discipline
NPAs / assets of 0.25% as of December 31, 2015
Reserves / loans of 1.30% and Reserves / NPLs of 321% as of December 31, 2015
Asset quality remains a top priority and metrics continue to outperform peer levels
Strong Credit Culture
Maximize Market
Dislocation
Opportunities
Increase Revenue
Through Existing
Platforms
Targeting noninterest income at 25%-30% of total revenues over time
Targeted focus on realizing the benefits of existing insurance (SDN) and wealth management (Courier
Capital) fee income platforms through customer sharing and attracting incremental producers
Going forward, FISI plans to supplement recent platform acquisitions with smaller bolt-on opportunities but has no plans to acquire any new fee-based platforms in the near future
19.7% increase in noninterest income for 2015 vs. 2014 to reduce reliance on net interest income
Synergies developing between bank and subsidiaries through implementation of cross-sales programs
Continue to capitalize on market disruption in our region
Leveraging 200 years of rural NY banking to enter opportunity rich markets in Rochester and Buffalo
Uniquely positioned to seize market opportunities and achieve scale in growth markets
Expense Discipline
Targeting an efficiency ratio in top third of comparable peers
Expect to return to top third efficiency ratio through continuation of expense management discipline
Operating leverage and expense management for profitable growth
Technology investments for retail growth and cyber security attention
Compensation structure aligned with achieving results
Strategic Priorities for Executing Our Plan Going Forward

SDN provides a scalable platform to support future growth in insurance sales. This means that future enhancements to fee income could include bolt
on
insurance
agencies,
which
generally
provide
earnings
impact
without
significant
investment…
we
do
think
the
deal
will
be
immediately
accretive to earnings.
We highlight certain banks that are differentiated fee generators and could be poised to outperform should the consensus interest rate environment not materialize…we have seen certain banks re-focus on diversifying revenue streams to better insulate profitability…“Fee Focus" banks generated a median operating
ROE
level
[that]
is
~40%
higher…partially
the
result
of
fee
businesses
requiring
minimal
assets
and
capital
versus
core
bank
businesses.
This
group
of
banks
also
carries a multiple premium with a [higher] median price/tangible book outlook.
We estimate that ~60% of the multiple premium is related to higher
profitability...the remainder is a qualitative premium tied to the value of revenue diversity, and the higher standalone value of various fee lines.
Analyst and Shareholder Reactions Have Been Supportive of
Our Current Strategy
24
Source:
FactSet. Broker research.
Analyst and Shareholder Commentary
Analyst and Shareholder Commentary
We have seen certain banks re-focus on diversifying revenue streams to better insulate profitability in the context of an uncertain interest rate outlook.
“
”
”
“
Keefe Bruyette & Woods, June 15, 2015
Since ascending to their positions in 2013, CEO Marty Birmingham and CFO Kevin
Klotzbach
have
consistently
touted
the
importance
of
diversifying
FISI's
revenue
mix.
This
strategy
was
put
into
practice
first
with
the
2014
acquisition
of
the
SDN
insurance agency and will be supplemented by this wealth management acquisition.
Fee
business
acquisitions
tend
to
be
relatively
costly
in
terms
of
tangible book dilution, but bring valuable revenue diversity, and open up new growth opportunities for the bank.
Keefe Bruyette & Woods, November 30, 2015
“
”
In our view FISI has an attractive deposit ($2.8 billion) and branch franchise (50 branches) scattered throughout Western New York. The bank is profitable with a respectable last 12 months return on asset ratio of 0.87%. We believe the franchise is attractively positioned to take advantage of continued disruption in
Upstate NY stemming from the KEY/FNFG transaction, which will probably provide opportunities to not only attract deposits and grow loans in Buffalo, but also attract talented lending teams and potentially acquire deposits through divestitures.
Piper Jaffray, December 21, 2015
“
”
Sandler O’Neill, May 29, 2014
”
“
This letter follows our recent conversations and is intended to reiterate our support
for
Financial
Institutions,
Inc.
to
continue
its
current
strategy,
which
we
believe has delivered great value for both shareholders and the community…We have been impressed by the progress that has been made during the last three years on improving the operational performance of the bank which has led to increased value for shareholders through both stock price and increased dividends.
Richard Humphrey, March 22, 2016
Mr. Humphrey represents the views of 6% of the ownership of FISI
”
“

25 IV. Now is Not the Time to Sell

We Believe Our Strategic Plan Will Create More Value
Than a Sale in the Current Market Environment

In line with the FISI Board’s commitment to create value for its shareholders, which remains the highest priority for FISI, the FISI Board regularly evaluates a broad range of strategies to enhance value for all FISI shareholders. However, we do not believe that an immediate sale of FISI is in the best interest of shareholders
Clover’s strategy to pursue an immediate sale is risky to our business for the following reasons:
Deprives shareholders from realizing FISI’s potential long-term value
Disrupts the ongoing successful execution of our current strategic plan, including:
•
Employee retention and recruitment
•
Customer retention and acquisition
Current market M&A conditions are not conducive to a significant premium to current trading price
Value actually received by selling shareholders may collapse due to substantial sell-off of acquirer stock post deal announcement –
as
underscored by the recent sale of Clover activist target Chicopee Bancorp (see next page)
FISI is also benefiting from being in the highest valued segment of the industry, below $10 billion in assets
Banks
greater
than
$10
billion
(1)
in
assets
trade
on
average
lower
P/EPS
and
P/TBV
vs.
banks
with
total
assets
less
than
$10
billion
(1)
due
to
higher regulatory costs, regulation curtailing certain revenues and perception of being acquirors rather than sellers
Source:
FactSet. Market data as of 5/12/16.
(1)
Includes nationwide publicly traded banks with available earnings estimates in the respective asset range as of 12/31/15.
14.5x
12.1x
1.67x
1.59x
P / ’17 EPS
P / TBV
Banks < $10bn in assets
Banks > $10bn in assets
Our Board and management team are confident they are pursuing the right strategy focused on growing
FISI’s core business and building long-term shareholder value
Our Board and management team are confident they are pursuing the right strategy focused on growing
FISI’s core business and building long-term shareholder value

Recent Poor Performance by Bank Acquiror Stocks Make This
a Bad Time To Be a Seller

High
execution
risk
and
limited
buyer
universe,
especially
for
highly
valued
banks
like
FISI,
underscore
that
this
not
the
right
time
for
a
sale
of
a
well-managed bank with strong growth prospects
Current market environment has penalized buyers that have recently announced M&A transactions, leading to substantial sell-off of their stock post-announcement
Poor
buyer
stock
performance
post-announcement
can
substantially
reduce
or
erase
the
premium
received
by
selling
shareholders
For
example
at
Chicopee
Bancorp,
Clover’s
latest
activist
target
to
sell,
the
premium
agreed
pre-announcement
was
above
15%;
however,
after announcement, the decrease in the buyer’s stock price reduced the premium to below 3%
Source:
Company filings, SNL Financial, FactSet.
Includes most recent nationwide whole bank acquisitions announced since 12/01/15 with disclosed deal value between $100 million and $1 billion where the buyer was a public company.
(1)
Based on target/acquirer closing prices just prior to deal announcement.
(2)
Represents the premium of the implied value of the merger consideration over the target’s unaffected share price, based on the acquiror’s share price 30 days after the deal announcement.
(3)
Assumes shareholders opt for full cash allocation provision; 40% of aggregate deal consideration.
Clover’s
latest activist
target to sell
(2)
(1)
(3)
(3)
General Information
30-Day
30-Day
Stock
Buyer
Buyer
Unaffected
Post Ann.
Announce
Consid.
Stock Price
P/TBV
Premium
Premium
Buyer
Seller
ST
Date
(%)
Perform.
(x)
(%)
(%)
Westfield Financial, Inc.
Chicopee Bancorp, Inc.
MA
04/04/16
100%
(10.7%)
0.96x
15.0%
2.7%
Guaranty Bancorp
Home State Bancorp
CO
03/16/16
74
6.9%
1.62
NA
NA
Hampton Roads Bankshares, Inc.
Xenith Bankshares, Inc.
VA
02/10/16
100
(2.2%)
1.47
15.3
12.7
Pinnacle Financial Partners, Inc.
Avenue Financial Holdings, Inc.
TN
01/28/16
90
(8.0%)
2.71
49.3
38.5
Old National Bancorp
Anchor BanCorp Wisconsin Inc.
WI
01/12/16
58
(11.5%)
1.45
8.3
1.1
OceanFirst Financial Corp.
Cape Bancorp, Inc.
NJ
01/05/16
85
(16.2%)
1.22
20.8
4.1
TowneBank
Monarch Financial Holdings, Inc.
VA
12/17/15
100
(5.2%)
1.63
52.7
44.7
BOK Financial Corporation
MBT Bancshares, Inc.
MO
12/08/15
–
(12.8%)
1.29
NA
NA
Univest Corporation of Pennsylvania
Fox Chase Bancorp, Inc.
PA
12/08/15
58
2.7%
1.66
8.3
10.0
First Busey Corporation
Pulaski Financial Corp.
MO
12/03/15
100
(5.5%)
1.75
1.3
(4.2)
Median:
88%
(6.7%)
1.55x
15.2%
7.1%

FISI Does Not Fit Clover’s Typical Activist Target Profile

Clover’s typical activist targets are low growth companies with high efficiency ratios that underperform both on a total shareholder return and profitability basis
Low P/TBV multiples coupled with high operating expenses (as demonstrated by efficiency ratios), allow acquirors to pay meaningful premiums for a typical Clover activist target given the high potential cost savings
Source:
SNL Financial, FactSet, company filings. Transaction multiples reflect data at announcement date, respectively.
(1)
Period prior to initial activism action.
Campaign Status:                  Live                                                                   Live
Sold                               Sold                              Sold
($ in millions)
Company overview
(1)
Headquarters
Warsaw, NY
Milwaukee, WI
Harrisburg, PA
Chicopee, MA
Springfield, MA
Date of initial activism action
12/16/2015
1/22/2016
3/24/2014
6/29/2012
8/22/2012
Activist (% ownership)
Clover Partners (5.2%)
Clover Partners (4.1%)
PL Capital (8.8%),
Basswood Capital (9.6%),
Clover Partners (2.2%)
Clover Partners (9.4%)
Clover Partners (9.3%)
Market cap
$352
$192
$354
$305
$79
$77
Total assets
$3,358
$1,541
$2,467
$2,781
$608
$616
P / NTM earnings
14.2x
22.9x
22.9x
16.3x
NA
26.5x
P / TBV
1.89x
1.06x
1.24x
1.26x
0.89x
0.89x
1-year shareholder return
17.1%
8.8%
11.2%
19.1%
(2.5%)
6.4%
3-year shareholder return
75.3%
43.1%
64.0%
68.2%
4.6%
22.3%
Operating performance
(1)
LTM Efficiency ratio
62.2%
76.8%
77.2%
72.7%
82.4%
76.5%
LTM ROAA
0.93%
0.55%
0.59%
0.62%
0.31%
0.52%
LTM ROATCE
14.3%
4.2%
5.1%
7.4%
2.1%
3.4%

Source:
FactSet
and public filings. Indexed price includes reinvested dividends.
Clover’s Historical Trading in FISI’s Stock Demonstrates Its Status as an Opportunistic,
Short-Term Investor Not Interested in Creating Long-Term Shareholder Value
Dec. 16, 2015:
Clover files its
13D
(FISI
drops
1.3%
against
the index on announcement)
2-Jan-14
31-Dec-15
2-Jan-15
1-Jul-15
1-Jul-14
Q1 2014: Clover
buys
102,499 FISI
shares
Q2 2014: Clover
sells
its entire
position
Aug. 11 –
Oct. 27:
Clover buys
606,361
FISI shares
Oct. 28 –
Nov. 10:
Clover
sells
103,073
FISI shares
Nov. 13 –
Jan. 27:
Clover buys
292,511
FISI shares
Clover
holds
0
shares
for
13+
months
Oct.
27,
2015:
FISI
beats
Q3
EPS
estimates,
after which Clover begins selling. From this
date
until
Clover’s
13D
filing,
FISI’s
stock
price
rises
10%
vs
the
KBW
index
29
Aug. 1, 2014:
FISI closes
on its acquisition of SDN
Clover has traded in and out of our stock since Q1 2014, often selling well below our current price, reflecting its short-term view and failure to grasp, and capitalize on, the value of our long-term plan
80
90
100
110
120
130
Financial Institutions, Inc.
KBW Nasdaq Regional Banking Index (TR)

V. Our Refreshed and Experienced Board is Committed to Strong Corporate Governance 30

FISI’s Board Has Demonstrated its Commitment to Strong
Corporate Governance Practices
Although
FISI’s
directors
serve
staggered
terms
in
accordance
with
New
York
law,
FISI
shareholders
are
allowed
to
replace
the
FULL
Board
at
any
time,
a
right
that
makes
FISI’s
directors extremely accountable to shareholders. Consider the following:
Shareholders can act by written consent
Shareholders can call a special meeting
Directors may be removed with or without cause
by only a simple majority vote of
shareholders
Vacancies on the Board as a result of removal of Directors by shareholders are filled by shareholders, not the remaining Directors
Strong Shareholder
Rights That Ensure
FISI’s Directors Are
Accountable to
Shareholders
Compensation Tied to
Performance and
Aligned with Strategy
Executive compensation structure further refined in 2014 and 2015 to be more closely aligned with our strategic plan and long-term shareholder value creation
CEO
compensation
has
been
below
the
peer
median,
while
our
TSR
has
been
consistently
at
or above the peer median
Independent Board
Leadership and
Oversight Aligned
with the Interests of
Long-Term
Shareholders
Separate Chairman & CEO
Highly-qualified,
experienced
and
independent
Chairman
of
the
Board
(Robert
N.
Latella)
Board and management collectively own approximately 5.5% of FISI equity
10 of 11 Directors are independent
All Board committees composed entirely of Independent Directors
Independent Directors meet without management

Highly Qualified and Experienced Board Overseeing Strategic
Growth Plan and Value Creation
Seek to find balance of continuity and institutional knowledge on the one hand, and additive skills and fresh perspectives and insights on the other
Three
new
independent
directors
–
Kim
VanGelder,
Andrew
Dorn,
Jr.
and
Robert
Glaser
–
have
been nominated to the Board over the last two years, underscoring FISI’s efforts to refresh its
Board with talented, experienced and diverse professionals
Broad and diverse set of skills and experiences represented on the FISI Board
Refreshed and
Experienced Board
Management and
Leadership
Experience
Industry Knowledge
and Community Ties
Directors include current and former senior management and Directors of other public companies
5 of 11 Directors have been CEOs or senior executives
4 Independent Directors have served on other public company Boards in addition to FISI
5 of 11 Directors have significant experience in community banking
7 of 11 Directors have experience in related financial services like investment management, insurance and leasing
Our Directors have ties to, and knowledge of, the communities that FISI operates in and serves
Business and
Finance Expertise
6 of 11 Directors qualify as an audit committee financial expert as defined by the SEC
9 of 11 Directors have operations experience, including at community banks
5 of 11 Directors have small business/entrepreneurship experience
Note:
Assumes addition of Kim VanGelder to the FISI Board.

1-year TSR
CEO compensation
$ millions
$ millions
$ millions
Source:
ISS, FactSet, and company filings.
Note:
1-year TSR was calculated using fiscal year. FCBC is excluded from 2013 compensation because
CEO was appointed in August and did not receive full-year compensation. METR and NBBC are excluded from the 2015 charts because they announced transactions to be acquired in 2015.
Compensation Below Peers, While Returns Consistently at
or Above the Peer Median
2013
vs.
1-year TSR
CEO compensation
2014
vs.
1-year TSR
CEO compensation
2015
vs.
Peer median: $0.9
Peer median: 31.8%
Peer median: $1.1
Peer median: 8.2%
Peer median: $1.3
Peer median: 7.2%

Source:
FactSet, company filings and ISS
Note:
Excludes companies in our proxy Regional Peer Group that have been acquired: Metro Bancorp and NewBridge
Bancorp
Our Redesigned Compensation Structure Further Aligns
Management with Shareholders to Yield Superior Returns
FISI
Proxy peer median
2015 CEO
total comp
$961k
$1,275k
Performance
comp % of total
42.7%
38.5%
2015 TSR
15.0%
7.2%
In 2014 and 2015, we changed our compensation structure to be more closely tied to our performance relative to peers, and better aligned with our strategic plan and long-term shareholder value creation, including:
Increasing the weighting of 3-year TSR in our Long-Term Equity-Based Incentive Plan
Increasing the Long-Term Equity-Based Incentive Plan portion of CEO and CFO compensation and decreasing the cash annual incentive portion
Adding ROAA and ROAE as relative performance measures in our annual incentive plan
As a result, our compensation practices are more competitive versus our peers
Disciplined approach
to compensation vs peers
Alignment with
shareholders
Returns over 2x
the
peer median

Director
Expertise
Chief Information Officer and Senior Vice President of Eastman Kodak Company since
2004, joined the company in 1984
30 years’ business and technology experience, including cyber security
Has served as a member and Director of many professional and community organizations in Western New York
Kim E. VanGelder
Nominated for election
at the 2016 AGM
New nominee to the Board
IT professional with relevant
cyber security expertise
Chairman of Freed Maxick CPA’s from 2011 to 2015, joined the firm in 1994
CPA with 40 years’ experience in public accounting, including corporate acquisitions
Has served on Erie County Salary Review Commission (Chairman), Erie County Fiscal
Stability Authority (Chairman) and Erie County Private Industry Council (Vice-Chairman)
Co-managing director of Energy Solutions Consortium since prior venture sold in 2015
Formed Great Lakes Bancorp in 1997 and served as CEO until its sale in 2008, previously formed Jamestown Savings Bank in 1994 and served as its CEO until 1997
Very active in the Western New York business and cultural community, including serving on a number of for-profit and non-profit Boards
CEO of Financial Institutions since March 2013, joined the company in March 2005
Over 27 years’ banking experience, including operational, financial and executive roles
Proven leadership, deep knowledge of the Upstate New York market, extensive business contacts in FISI’s footprint and active community involvement
Robert M. Glaser
Director since May 2014
Accounting and finance expert
Strategic and transactional
expertise
Andrew W. Dorn
Director since May 2014
Investment manager
Business and finance expert
Successfully formed and sold
several businesses
Martin K. Birmingham
Director since July 2013
Extensive bank experience
Proven leader at FISI
Significant stockholder
Recent Nominees to our Board Have Provided Additional Investor
Perspective and Expertise in Banking, Finance and Technology

Kim VanGelder
brings extensive cyber security
and risk management expertise to our board
Our Board Has the Right Mix of Necessary Skills and
Experience to Continue Driving Value for All Shareholders
Note:
Assumes addition of Kim VanGelder to the FISI Board as of the 2016 AGM.
Skills and experiences represented on the FISI Board include banking, strategic planning, finance, legal, corporate governance, accounting, capital allocation, investment management and M&A, among others
Skills and experiences represented on the FISI Board include banking, strategic planning, finance, legal, corporate governance, accounting, capital allocation, investment management and M&A, among others
36
Public company
Functional expertise
Industry expertise
Name
Title
Tenure
Age
% O/S
Board
experience
Senior mgt
experience
Strategy
and M&A
Operations
Community
bank
Financial
services
Community
ties
Robert N. Latella
Chairman
11
73
0.1%
X
X
X
X
X
X
Martin K. Birmingham
President & CEO,
Director
3
49
0.7%
X
X
X
X
X
X
X
James H. Wyckoff
Director
31
64
2.9%
X
X
Andrew W. Dorn, Jr.
Director
2
65
0.1%
X
X
X
X
X
X
X
Karl V. Anderson, Jr.
Director
10
69
0.1%
X
X
X
X
John E. Benjamin
Director
14
74
0.2%
X
X
X
X
X
Robert M. Glaser
Director
2
69
0.1%
X
X
X
X
Samuel M. Gullo
Director
16
67
0.1%
X
X
X
Susan R. Holliday
Director
14
60
0.2%
X
X
X
X
X
Erland E. Kailbourne
Director
10
74
0.3%
X
X
X
X
X
X
X
Kim E. VanGelder
Director
0
51
NA
X
X
X
Median
10
67

37 VI. Clover’s Proxy Contest

Johnny Guerry
Terry Philen
Clover’s Nominees Lack Relevant Experience To Help Us
Continue Creating Long-Term Shareholder Value
Hedge fund manager based in Dallas, Texas
NO
bank management experience
NO
operating experience at a bank or other relevant business
NO
understanding of the community banking market in Western New York
NO
ties
to
Western
New
York
–
Mr.
Guerry
is
based
in
Texas
NO
strategic view provided for how to create shareholder value at FISI outside of an immediate sale of FISI
EXTREMELY
LIMITED
public
company
board
experience
–
Served
on
only
one
public
company
board,
Hampden
Bancorp
–
Elected to the board of Hamden Bancorp as a result of a proxy contest at a shareholders meeting held the day after the company agreed to be sold to Berkshire Hills Bancorp
–
Public
company
board
service
tenure
was
less
than
six
months
NO
recent
or
relevant
banking
experience
–
worked
for
a
small,
privately-held
Texas
bank
over 20 years ago
NO
strategic
view
provided
for
how
to
create
shareholder
value
at
FISI
outside
of
an
immediate sale of FISI
NO
ties
to
Western
New
York
–
Mr.
Philen,
like
Mr.
Guerry,
is
based
in
Texas
EXTREMELY
LIMITED
public
company
board
experience
–
Served for less than two years on the board of a hotel and entertainment company

We Believe it Is Clear Which Slate Provides the Best Qualifications
to Continue Delivering Superior Returns to Shareholders
Public Company Board or
Management Experience
Community Bank
Experience
Significant FISI
Shareholders
Ties to / Knowledge of
Local Market
Less than 2 years’
combined board experience
(Guerry less than 6 months)
Clover holds
a 5%
stake in FISI
(Philen
holds no shares)
No
ties to
Western NY
(based in Dallas, Texas)
No
relevant
experience
Decades of combined relevant experience,
including in the banking industry
FISI management and Board
hold
a
combined
6%
stake
in
FISI
Our nominees know our markets, have
important business contacts and are
leaders in the communities we serve
Martin Birmingham has over 27 years’
experience in the banking industry, including
operational, financial and executive roles
M. Birmingham
S. Gullo
K. VanGelder
J. Wyckoff
J. Guerry
T. Philen
Financial Institutions’ slate
Clover Partners’ slate
Strategic Vision for FISI
Pursue an immediate
sale; no other value
creation proposition
A proven strategic plan with track
record of delivering sustained growth
and superior shareholder returns

Clover Has One Narrowly Focused Agenda for Every
Situation at Every Company: an Immediate Sale or Else
“in [all] cases in which Clover Partners took an activist approach, the banks ended up being sold,
[Guerry] said” (Milwaukee Wisconsin Journal Sentinel, Jan 2016)
“in [all] cases in which Clover Partners took an activist approach, the banks ended up being sold,
[Guerry] said” (Milwaukee Wisconsin Journal Sentinel, Jan 2016)
Clover’s criticism
Clover’s demands
Acquisition of fee-based
businesses
Low tangible common equity to
tangible assets ratio
“sell
the
bank
to
a
larger
competitor”
“[Or] we will pursue board
representation via a proxy contest”
Excessive compensation
Poor operational performance
“retain an investment bank to
explore strategic alternatives”
“we
are
preparing
a
slate
for
the
2013 annual meeting”
Costs of increasing branches
Poor profitability metrics
Poor net interest income outlook
“seek a strategic partner”
Excessive compensation
Unfriendly corporate governance
practices
Anemic loan growth
“sell
the
bank
to
a
strategic
buyer.”
“[Or] we will likely seek board
representation”
Source:
Clover Partners’ public filings, press releases.

We Have Attempted To Constructively Engage With
Clover To Avoid A Costly And Distracting Proxy Contest

FISI strives to maintain constructive, ongoing communications with all of its shareholders and welcomes their views and opinions with the goal of enhancing value for all shareholders
We have met with representatives of Clover, including Mr. Guerry, on multiple occasions and their singular focus has been that we should pursue an immediate sale of FISI
We have evaluated Mr. Guerry as a director candidate under FISI’s standard process for evaluating director candidates, including conducting an in-person interview of Mr. Guerry
After a thorough review, we determined that Mr. Guerry would not add any complementary skills, experiences and perspectives to our Board –
only a singular focus on pursuing short-term gains that
deprive our shareholders of FISI’s long-term value
On April 6, 2016, we indicated to Clover that we remained receptive to a settlement and proposed the addition to the Board of one mutually agreeable director candidate who has no prior relationship with the
Company or Clover
Clover rejected our settlement proposal and has made it abundantly clear that it is not receptive to any settlement that does not contemplate the addition to the Board of their employee, Mr. Guerry

Conclusion: FISI Has the Right Team and Strategy in
Place to Continue Delivering Superior Long-Term Returns

FISI has delivered investors a total return of over 66% since the change in management that occurred 3 years ago and has outperformed any relevant benchmark over that period
FISI has an effective, proven growth strategy -
now is the time to capitalize on our strong position and
achieve what FISI has been successfully building under our current strategic plan to grow in key markets and capitalize on market disruption in our region
We believe that an immediate sale of FISI is not in the best interest of all shareholders given current market conditions and the potential value we believe our shareholders will realize as we continue to execute on our strategic growth plan
We believe that Clover Partners is focused only on possible short-term gains at the expense of FISI’s proven and successful strategic plan, and their interests are not aligned with our long-term shareholders
FISI continues to strengthen its Board with new independent, highly qualified Directors with relevant and complementary skills and competencies that further our ability to execute on our proven plan for growth and shareholder value creation
We believe that Clover Partners’ candidates would not add relevant perspectives, skills or experience not already represented on the Board
We ask you to vote your shares in support of ALL FOUR of your
Board’s nominees on the BLUE
proxy card
We ask you to vote your shares in support of ALL FOUR of your
Board’s nominees on the BLUE
proxy card

43 Appendix

First Quarter 2016 Results

Revenue
Revenue
(1)
Noninterest income/operating income excluding securities gains/losses.
(2)
Noninterest expense before foreclosed property expense, amortization of intangibles, and goodwill impairments as a percent of net interest income and noninterest revenues, excluding gains from securities transactions and nonrecurring items.
Net Income & EPS
Net Income & EPS
Results
Summary
–
Quarterly
Comparison
Results
Summary
–
Quarterly
Comparison
1Q’16 Earnings Commentary
1Q’16 Earnings Commentary
Focus on commercial lending resulted in growth of $4.0 million and $24.2 million in C&I and commercial mortgages since 4Q’15
Increased net interest income to a record $24.7 million in the first quarter of 2016
Growth strategy drives increase in fee-based services income and market share, leading to record level of earnings assets and deposits
Noninterest income increased by 11% to $9.2 million from 1Q’15
Grew total loans $192.1 million or 10% from a year ago
Tangible book value per share increased to $15.18, an increase of
~3% since beginning of the year and 7% in the last 12 months
$23.1
$23.4
$24.1
$24.6
$24.7
$8.3
$6.5
$7.0
$8.6
$9.2
$31.4
$29.9
$31.1
$33.2
$33.9
–
$10.0
$20.0
$30.0
$40.0
1Q'15
2Q'15
3Q'15
4Q'15
1Q'16
Net interest income
Noninterest Income
($ in millions)
($ in millions excl. per share amounts)
Profitability Summary:
1Q'15
4Q'15
1Q'16
ROAA
0.89%
0.78%
0.90%
ROAE
9.68%
8.86%
9.91%
Net Interest Margin
3.43%
3.26%
3.27%
Noninterest income/operating
revenue
(1)
23.8%
24.4%
25.8%
Efficiency Ratio
(2)
60.2%
64.6%
62.9%
Dividends
Per Share (Yield)
$0.20
(3.5%)
$0.20 (2.8%)
$0.20 (2.8%)
$6.4
$6.2
$7.9
$6.2
$7.2
$0.4
$0.4
$0.4
$0.4
$0.4
$6.8
$6.6
$8.3
$6.6
$7.6
$0.46
$0.44
$0.56
$0.44
$0.50
–
$3.0
$6.0
$9.0
$12.0
1Q'15
2Q'15
3Q'15
4Q'15
1Q'16
Net income to common
Pref. stock dividend
EPS diluted

FISI Regional Peers

FISI performance benchmarking was done versus both the ISS Peer Group and the Company’s 2015 Proxy Peer
Group for illustrative purposes. See below for the detailed lists:
ISS Peer Group
2016 Proxy Peer Group
Denotes Banks that are in both lists
1st Source Corporation
Arrow Financial Corporation
Berkshire Hills Bancorp, Inc.
Brookline Bancorp, Inc.
Camden National Corporation
Chemung Financial Corporation
City Holding Company
CNB Financial Corporation
Enterprise Bancorp, Inc.
First Busey Corporation
First Commonwealth Financial Corp.
First Community Bancshares, Inc.
First Financial Corporation
First Merchants Corporation
First Mid-Illinois Bancshares, Inc.
Horizon Bancorp
Lakeland Bancorp, Inc.
MainSource Financial Group, Inc.
Merchants Bancshares, Inc.
Meridian Bancorp, Inc.
MidWestOne Financial Group, Inc.
NBT Bancorp Inc.
Peoples Bancorp Inc.
Pinnacle Financial Partners, Inc.
S&T Bancorp, Inc.
Tompkins Financial Corporation
TowneBank
Washington Trust Bancorp, Inc.
Arrow Financial Corporation
Camden National Corporation
Community Bank System, Inc.
CNB Financial Corporation
Cardinal Financial Corporation
City Holding Company
Chemung Financial Corporation
Citizens & Northern Corporation
Enterprise Bancorp, Inc.
First Connecticut Bancorp, Inc.
First Commonwealth Financial Corporation
First of Long Island Corporation
Independent Bank Corp.
Lakeland Bancorp, Inc.
Merchants Bancshares, Inc.
Sandy Spring Bancorp, Inc.
Suffolk Bancorp
Sun Bancorp, Inc.
S&T Bancorp, Inc.
Sterling Bancorp
Tompkins Financial Corporation
Univest Corporation of Pennsylvania
Washington Trust Bancorp, Inc.

Name
Title
Years with
FISI
Years in
Banking
Martin K. Birmingham
President & CEO
11
26
Jeffrey
P. Kenefick
EVP,
Commercial Banking
10
26
Kevin B. Klotzbach
EVP,
Chief Financial Officer
14
32
William L. Kreienberg
EVP, General Counsel and Chief Risk Officer
1
*
1 *
Michael D. Burneal
SVP,
Chief Information Officer
11
29
David
G. Case
SVP,
Chief Commercial Credit Officer
11
31
Paula
D. Dolan
SVP, Human Resources
2
18
Sonia M. Dumbleton
SVP, Controller
31
31
Michael D. Grover
SVP, Chief Accounting Officer
16
16
Charles
J. Guarino
SVP, Retail Banking
21
21
Average Years:
13
25
* Served as FISI’s outside general counsel for the four previous years
Deep Bench with Significant Experience Working in Rochester, Buffalo and all of Western NY
Leadership Team

Non-GAAP Reconciliation
Source:
Company filings.
(1)
Tangible common shareholders’ equity divided by tangible assets.
(2)
Tangible common shareholders’ equity divided by common shares outstanding.
(3)
Net income available to common shareholders divided by average tangible common equity.
(4)
Net income available to common shareholders divided by average tangible assets.
Non-GAAP Financial Information
This
presentation
contains
financial
information,
such
as
tangible
common
equity,
determined
by
methods
other
than
in
accordance
with
U.S.
generally
accepted
accounting
principles
(“GAAP”). The Company believes that non-GAAP financial measures provide a meaningful comparison of the underlying operational performance of the Company, and facilitate investors’ assessments of its business and performance trends. In addition, the Company believes the exclusion of these non-operating items enables management to perform a more effective evaluation and comparison of the Company’s results and to assess performance in relation to the Company’s ongoing operations. These disclosures should not be viewed as a substitute for financial measures determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. For non-GAAP disclosures that are used in this presentation, the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial measure, is provided below.
GAAP to Non-GAAP Reconciliation
At or for the year ended December 31,
Quarter ended,
($ in millions, except per share data)
2013
2014
2015
3/31/2016
Computation of ending tangible common equity:
Common shareholders' equity
$237.5
$262.2
$276.5
$296.6
Less: Goodwill and other intangible assets, net
50.0
68.6
66.9
76.6
Tangible common shareholders' equity
187.5
193.6
209.6
220.0
Computation of ending tangible assets:
Total assets
$2,928.6
$3,089.5
$3,381.0
$3,516.6
Less: Goodwill and other intangible assets, net
50.0
68.6
66.9
76.6
Tangible assets
2,878.6
3,020.9
3,314.1
3,440.0
Tangible common equity to tangible assets
6.51%
6.41%
6.32%
6.40%
Common shares outstanding
13,829
14,118
14,191
14,495
Tangible common book value per share
$13.56
$13.71
$14.77
$15.18
Computation of average tangible common equity:
Average common equity
235.3
254.5
272.4
291.8
Average goodwill and other intangible assets, net
50.2
57.0
68.1
76.3
Average tangible common equity
185.1
197.5
204.2
215.5
Computation of average tangible common equity:
Average assets
2,803.8
2,994.6
3,269.9
3,405.5
Average goodwill and other intangible assets, net
50.2
57.0
68.1
76.3
Average tangible assets
2,753.6
2,937.6
3,210.8
3,329.1
Net income available to common shareholders
24.1
27.9
26.9
7.3
Return on average tangible common equity
13.00%
14.12%
13.16%
13.54%
Return on average tangible assets
0.87%
0.95%
0.84%
0.88%
(1)
(2)
(3)
(4)

Important Additional Information and Where To Find It

Financial Institutions, Inc. (“FISI”) its directors and certain of its executive officers are deemed to be participants in the solicitation of proxies from FISI’s shareholders in connection with the matters to be considered at FISI’s 2016 Annual Meeting of Shareholders. On April
19, 2016, FISI filed a definitive proxy statement and
accompanying
definitive
BLUE
proxy card with the Securities and Exchange Commission (“SEC”) in connection with the solicitation of proxies from FISI’s shareholders in connection with the matters to be considered at FISI’s 2016 Annual Meeting of Shareholders. Information regarding the names of FISI’s directors and executive officers and their respective interests in FISI by security holdings or otherwise can be found in such definitive proxy statement, including the schedules and appendices thereto.
INVESTORS
AND
SHAREHOLDERS
ARE
STRONGLY
ENCOURAGED
TO
READ
ANY
SUCH
PROXY
STATEMENT
AND
THE
ACCOMPANYING
BLUE
PROXY
CARD AND OTHER DOCUMENTS FILED BY FINANCIAL INSTITUTIONS WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME
AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders may obtain the definitive proxy statement, any amendments or supplements to the proxy statement, the accompanying
BLUE
proxy card, and other documents filed by FISI with the SEC for no charge at the SEC’s website at
www.sec.gov. Copies will also be
available at no charge at the Investor Relations section of FISI’s corporate website at www.fiiwarsaw.com, by writing to FISI’s Corporate Secretary at Financial Institutions, Inc.,
220 Liberty Street, Warsaw, New York 14569, or by calling FISI’s Corporate Secretary at (585)
786-1100.
Disclaimer
Financial Institutions, Inc. has neither sought nor obtained the consent from any third party to use any statements or information contained in this presentation that have been obtained or derived from statements made or published by such third parties. Any such statements or information should not be viewed as indicating the support of such third
parties for the views expressed herein.